UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ONFOLIO HOLDINGS INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14a-6(i)(1) and 0-11

ONFOLIO HOLDINGS INC.
1007 North Orange Street, 4th Floor
Wilmington, Delaware, 19801

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 A.M. Eastern Time on November 5, 2026

October 19, 2026

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Onfolio Holdings Inc. (the “Company”) will be held on November 5, 2026, at 10:00 A.M. Eastern Time, and will be conducted exclusively online via live webcast at www.cesonlineservices.com/onfosm2_vm. To participate in the Special Meeting, you must pre-register at the same link by 10:00 A.M. Eastern Time on November 4, 2026. The Special Meeting is being held for the following purposes:

(1)    to grant discretionary authority to the Company’s board of directors (the “Board”) to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect one or more reverse stock splits of all outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), by a ratio of up to one-for-two hundred fifty (1-for-250), to be determined by the Board in its sole discretion (the “Reverse Stock Splits Proposal”);

(2)    to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Splits Proposal if there are not sufficient votes at the Special Meeting to approve and adopt the Reverse Stock Splits Proposal (the “Adjournment Proposal”);

(3)    to consider and transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board has fixed the close of business on September 23, 2026, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. Accordingly, only stockholders of record at the close of business on September 23, 2026 are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements of the Special Meeting.

Your vote is important. Whether or not you expect to attend the Special Meeting, please vote via the Internet, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

October 19, 2026	By Order of the Board of Directors,
/s/ Dominic Wells
Dominic Wells
Director and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON November 5, 2026.

The proxy statement and proxy materials are available at
https://ts.vstocktransfer.com/irhlogin/ONFOLIOHOLDINGSINC and under the “Investors — Financial Filings” page of the Company’s website at https://www.onfolio.com.

Whether or not you expect to attend the virtual Special Meeting, please submit voting instructions for your shares promptly using the directions on your proxy card, to vote by one of the following methods: 1) over the internet at http://www.vstocktransfer.com/proxy or 2) by marking, dating and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote online during the virtual Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.

i

ONFOLIO HOLDINGS INC.
1007 North Orange Street, 4th Floor
Wilmington, Delaware 19801

PROXY STATEMENT

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies for use at our Special Meeting of Stockholders, to be held on November 5, 2026, at 10:00 A.M. Eastern Time, including at any adjournments or postponements of the Special Meeting, via live webcast at www.cesonlineservices.com/onfosm2_vm, for the purposes stated in the accompanying Notice of Special Meeting of Stockholders. This solicitation is made by our Board of Directors (also referred to as the “Board” in this Proxy Statement) on behalf of Onfolio Holdings Inc. In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Onfolio Holdings Inc. You are invited to attend the Special Meeting and vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy through the Internet.

We are mailing this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and a proxy card, together with a postage-paid return envelope, to all stockholders of record as of the close of business on September 23, 2026, beginning on or about October 19, 2026. This Proxy Statement and the accompanying form of proxy card will also be available on the Internet beginning on or about October 19, 2026.

The Notice, this Proxy Statement and the accompanying form of proxy card are available at https://ts.vstocktransfer.com/irhlogin/ONFOLIOHOLDINGSINC and under the “Investors — Financial Filings” page of the Company’s website at https://www.onfolio.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

How do I attend the Special Meeting?

The Special Meeting will be held on November 5, 2026 at 10:00 A.M. Eastern Time and will be conducted exclusively online via live webcast at www.cesonlineservices.com/onfosm2_vm. To participate in the Special Meeting, you must pre-register at the same link by 10:00 A.M. Eastern Time on November 4, 2026. Information on how to vote online during the Special Meeting is discussed below.

What am I being asked to vote on?

You are being asked to vote on the following proposals (collectively, the “Proposals”):

•        Proposal 1 (Reverse Stock Splits Proposal):    To grant discretionary authority to the Company’s Board to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect one or more reverse stock splits of all outstanding shares of Common Stock, by a ratio of up to one-for-two hundred fifty (1-for-250), to be determined in the Board’s sole discretion.

•        Proposal 2 (Adjournment Proposal):    To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Splits Proposal if there are not sufficient votes at the Special Meeting to approve and adopt the Reverse Stock Splits Proposal.

•        To transact any other business that may properly come before the Special Meeting or any adjournment(s) or postponements of the Special Meeting.

What are the Board’s voting recommendations?

The Board recommends that you vote as follows:

•        Proposal 1 (Reverse Stock Splits Proposal):    “FOR” the Reverse Stock Splits Proposal; and

•        Proposal 2 (Adjournment Proposal):    “FOR” the Adjournment Proposal.

Who is entitled to vote at the Special Meeting?

Holders of record of our Common Stock, as of the close of business on September 23, 2026, the record date for the Special Meeting (the “Record Date”), are entitled to receive notice of the Special Meeting. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Special Meeting.

As of the Record Date, there were 2,499,248 shares of Common Stock issued and outstanding.

What are the voting rights of stockholders?

Each share of our Common Stock outstanding as of the Record Date, is entitled to receive notice of the Special Meeting and to one vote per share on all matters properly brought before the Special Meeting.

No appraisal or dissenters’ rights are available to our stockholders under the Delaware General Corporation Law (the “DGCL”), our Certificate of Incorporation or our Bylaws (the “Bylaws”) with respect to any of the proposals described in this Proxy Statement.

Who can attend the virtual Special Meeting?

All holders of our Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Special Meeting. Stockholders may attend the Special Meeting on November 5, 2026 via live webcast at www.cesonlineservices.com/onfosm2_vm.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•        Stockholder of record.    If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC (our “Transfer Agent”), you are considered the stockholder of record of those shares and the proxy materials are being sent directly to you by us.

•        Beneficial owner of shares held in street name.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the proxy materials are being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Special Meeting.

What will constitute a quorum at the Special Meeting?

A quorum is the minimum number of shares required to be present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence at the meeting, or by proxy, of the holders of thirty three and one-third percent (33⅓%) of the outstanding shares of stock entitled to vote at the Special Meeting on the Record Date will constitute a quorum, permitting our stockholders to conduct business at the Special Meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 2,499,248 shares of our Common Stock outstanding.

If a quorum is not present to transact business at the Special Meeting, the Special Meeting may be adjourned, from time to time, either by the chairman of the meeting or by vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting, but no other business shall be transacted at such meeting.

If we do not receive sufficient votes in favor of the proposals by the date of the Special Meeting, the Special Meeting may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

What are broker non-votes?

“Broker non-votes” occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the nominee holding the shares. If the beneficial owner does not provide voting instructions, the nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to matters that are considered to be “non-routine.” The Reverse Stock Splits Proposal and the Adjournment Proposal are generally considered “routine” matters and may be voted upon by your broker, bank or other nominee if you do not submit voting instructions with respect to these proposals. As a result, we do not anticipate any broker non-votes with respect to either the Reverse Stock Splits Proposal or the Adjournment Proposal.

How many votes are needed for the proposals to pass?

The proposals to be voted on at the Special Meeting have the following voting requirements:

•        Proposal 1 (Reverse Stock Splits Proposal):    The Reverse Stock Splits Proposal requires the affirmative vote of the majority of votes cast once a quorum has been established. For purposes of the Reverse Stock Splits Proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

•        Proposal 2 (Adjournment Proposal):    The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on this proposal is required to approve the Adjournment Proposal.

Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Special Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.

How do I vote?

For the matters to be voted on, you may vote “For” or “Against” or abstain from voting.

•        Stockholders of record:    If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC, as of the Record Date, you may submit your proxy by Internet by following the instructions on your proxy card, or by completing, signing and returning your proxy card by mail in the postage-paid envelope provided. The deadline for submitting your vote by Internet is 11:59 p.m. Eastern Time on November 4, 2026, which is the day before the virtual Special Meeting. The designated proxy holders named in the proxy card will vote according to your instructions.

To vote during the Special Meeting, log in to the live webcast at www.cesonlineservices.com/onfosm2_vm using the control number on your proxy card and follow the instructions provided.

•        Beneficial owner of shares held in street name:    If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the proxy materials and a voting instruction form. Follow the instructions on the voting instruction form to instruct your broker or nominee how to vote your shares by Internet, or mail.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Special Meeting.

If I plan to attend the virtual Special Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Special Meeting. If you send in your proxy card and also attend the virtual Special Meeting, you do not need to vote again at the Special Meeting unless you want to change your vote.

How are proxy card votes counted?

If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the Reverse Stock Splits Proposal and “FOR” the Adjournment Proposal; and as recommended by our Board with regard to any other matters that may properly come before the Special Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Special Meeting by (i) filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) voting during the Special Meeting.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Notice of Special Meeting of Stockholders and the proxy card, coordination of the Internet voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of September 21, 2026, information regarding beneficial ownership of our capital stock by:

•        each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;

•        each of our named executive officers;

•        each of our directors; and

•        all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 2,499,248 shares of Common Stock outstanding as of September 21, 2026.

Beneficial ownership is determined according to the rules of the U.S. Securities and Exchange Commission (the “SEC”) and generally means that a holder has beneficial ownership of a security if such holder possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of September 21, 2026. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the holders named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each holder or group of holders named above, any shares of Common Stock that such holder or holders has the right to acquire within sixty (60) days of September 21, 2026 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other holder. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table is c/o Onfolio Holdings Inc., 1007 North Orange Street, 4th Floor, Wilmington, Delaware 19801.

	Common Stock
Name of Beneficial Owner	Number Of Shares Beneficially Owned	Percentage of Class(1)(2)(3)
5% Shareholders(4)
ATW Digital Assets XI LLC(5)	277,385	9.99%
Directors and Named Executive Officers
Dominic Wells(6), CEO, CRO, Director (Chair of Board)	34,339	1.4%
Adam Trainor(7), Interim Chief Financial Officer, Chief Operations Officer	4,000	*
Andrew “A.J.” Lawrence, Director(8)	914	*
David McKeegan, Director(8)	914	*
Mark Schwartz, Director(8)	914	*
All Executive Officers and Directors as a Group (5 individuals)(9)	41,081	1.6%

____________

*        Less than 1.0%.

(1)      Where the Number of Shares Beneficially Owned includes shares which may be purchased upon the exercise of outstanding stock options and warrants which are or within sixty (60) days will become exercisable (“presently exercisable options”), the percentage of class reported in this column has been calculated assuming the exercise of such presently exercisable options.

(2)      Based on 2,499,248 shares of common stock outstanding as of September 21, 2026.

(3)      If a person listed on this table has the right to obtain additional shares of common stock within 60 days from September 21, 2026, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(4)      Based upon a review of Schedule 13D, Schedule 13G and Schedule 13G/A filings with the SEC through September 21, 2026 and the Company’s certified shareholder list from VStock Transfer as of September 21, 2026, in each case as adjusted for the Company’s 1-for-50 reverse stock split effective August 10, 2026.

(5)      Based on information available to the Company as of September 21, 2026. Represents 277,385 shares of common stock, consisting of the approximate number of shares which ATW Digital Assets XI LLC has the right to acquire within sixty (60) days through the conversion of certain senior secured convertible debt and certain rights to receive shares of our Common Stock. These securities are subject to a beneficial ownership limitation that prohibits exercise or conversion to the extent the holder would beneficially own more than 9.99% of the outstanding Common Stock. Without giving effect to this limitation, ATW Digital Assets XI LLC would be deemed to beneficially own 11% of Common Stock. The address of ATW Digital Assets XI LLC is 1 Pennsylvania Plaza, Suite 4810, New York, New York 10119.

(6)      Includes 24,801 shares of common stock (comprised of 23,311 shares held of record and approximately 1,490 shares held in street name, as adjusted for the reverse stock split) and 9,538 immediately exercisable warrants to purchase 9,538 shares of common stock.

(7)      Represents 4,000 immediately exercisable options, as adjusted for the reverse stock split.

(8)      Includes 14 shares of common stock and 900 immediately exercisable options, in each case as adjusted for the reverse stock split.

(9)      Includes an aggregate of 24,843 shares of common stock, 9,538 warrants, and 6,700 stock options beneficially owned by all executive officers and directors as a group.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). These forward-looking statements, including as they relate to Proposal 1 and Proposal 2, include, without limitation: statements regarding new products or services; statements concerning litigation or other matters; statements concerning projections, predictions, expectations, estimates or forecasts for our business, financial and operating results and future economic performance; statements of our management’s goals and objectives; statements concerning our competitive environment, availability of resources and regulation; trends affecting our financial condition, results of operations or future prospects; our financing plans or growth strategies; statements of the timing of the Reverse Stock Splits; statements of the potential consummation of the Reverse Stock Splits; and other similar expressions concerning matters that are not historical facts. Words such as “may”, “will”, “should”, “could”, “would”, “predicts”, “potential”, “continue”, “expects”, “anticipates”, “future”, “intends”, “plans”, “believes” and “estimates,” and variations of such terms or similar expressions, are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or our management’s good faith belief as of that time with respect to future events. Our actual results may differ materially from those expressed in, or implied by, the forward-looking statements due to a number of factors, including risks discussed in documents that we file with the SEC.

Forward-looking statements speak only as of the date they are made. You should not put undue reliance on any forward-looking statements. We assume no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. You should review our subsequent reports filed with the SEC, all of which are accessible on the SEC’s website at www.sec.gov.

PROPOSAL ONE
TO APPROVE THE REVERSE STOCK SPLITS OF THE COMMON STOCK

Summary

The Board has approved an amendment to our Certificate of Incorporation to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares in one or more reverse splits (each, a “Reverse Stock Split” and collectively, the “Reverse Stock Splits”).

If approved by our stockholders, this proposal would grant the Board authority to amend the Certificate of Incorporation to permit (but not require) the Board to effect one or more reverse stock splits of all outstanding shares of Common Stock by an aggregate ratio of up to one-for-two hundred fifty (1-for-250), with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval. We believe that enabling the Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement such Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders.

In determining how to implement the Reverse Stock Split, the Board may consider, among other things, factors such as:

•        the historical trading price and trading volume of shares of Common Stock;

•        the then prevailing trading price and trading volume of shares of Common Stock and the anticipated impact of the Reverse Stock Splits on the trading market for shares of Common Stock;

•        our ability to have shares of Common Stock remain listed on the Nasdaq Capital Market;

•        the number of shares of Common Stock needed to reserve for issuance upon exercise and conversion of all outstanding warrants and other convertible securities;

•        the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

•        prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of Delaware, or at the later time set forth in such amendment. The timing of the amendment will be as soon as practicable. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and any Reverse Stock Splits if, at any time prior to the effectiveness of the filing of such amendment with the Secretary of State of Delaware, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. The amendment to our Certificate of Incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the Board, up to the amount approved by our stockholders.

The Board will retain the authority not to effect the Reverse Stock Split even though it has already obtained the approval to effect the Reverse Stock Split.

Effective Date

Unless the Board determines otherwise, the Reverse Stock Split will become effective, as of 5:00 p.m. Eastern Time on the date of filing of such certificate of amendment (the “Effective Date”). Except as explained below with respect to fractional shares, the issued and outstanding shares of Common Stock immediately prior to the Effective Date will automatically be converted, as of the Effective Date, into a lesser number of shares of Common Stock calculated in accordance with a split ratio of up to one-for-two hundred fifty (1-for-250), as selected by the Board and set forth in such certificate of amendment.

Purposes of the Reverse Stock Split

The Board believes that the Reverse Stock Split continues to be necessary to maintain the listing of its shares of Common Stock on The Nasdaq Capital Market (“Nasdaq”) pursuant to Nasdaq Listing Rule 5550(a)(2), which requires a listed company’s common stock to maintain a minimum bid price of $1.00 per share for continued listing on the Nasdaq Capital Market (the “Minimum Bid Price Requirement”). The Board also believes it could improve the marketability and liquidity of the Common Stock.

Improve the marketability and liquidity of the Common Stock.    We also believe that the increased market price of our Common Stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Reverse Stock Split could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. The Reverse Stock Split could also help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split.

Risks of the Reverse Stock Splits

We cannot assure you that the Reverse Stock Split will increase our stock price and have the desired effect of compliance with the Minimum Bid Price Requirement. The Board expects that the Reverse Stock Split, if the Board deems it necessary, will increase the market price of our Common Stock so that we are able to comply with the Minimum Bid Price Requirement. However, the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied.

It is possible that the per share price of our Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks.

Even if we effect the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The Reverse Stock Split may decrease the liquidity of our Common Stock.    The liquidity of our Common Stock may be harmed by the Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. In addition, investors might consider the increased proportion of unissued authorized shares of Common Stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock.    If the Reverse Stock Split is implemented, subject to the conditions set out in this Proxy Statement, the Company will file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Except for adjustments that may result from the treatment of fractional shares as described below, the issued and outstanding shares of Common Stock immediately prior to the Effective Date will automatically be converted, as of the Effective Date, into a lesser number of shares of Common Stock based on the exchange ratio within the approved range determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of Common Stock issuable under, and other terms of, (i) our equity incentive plans, and (ii) the number of shares of Common Stock issuable under, and the exercise prices of, our outstanding convertible and exercisable securities.

Except for adjustments that may result from the treatment of fractional shares of Common Stock as described below, because the Reverse Stock Split would apply to all issued shares of our Common Stock, the Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of our outstanding securities immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of our outstanding securities immediately after the Reverse Stock Split. Moreover, the number of stockholders of record of shares of Common Stock will not be affected by the Reverse Stock Split. The amendment to the Certificate of Incorporation itself to solely effect the Reverse Stock Split would not change the number of authorized shares of Common Stock or the par value of the Common Stock. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized Common Stock. Although at present we have no current arrangements or understandings providing for the issuance of the additional shares of Common Stock that would be made available for issuance upon effectiveness of the Reverse Stock Split (other than pursuant to the terms of anti-dilution features in outstanding securities), these additional shares of Common Stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

•        raising capital to fund our operations and to continue as a going concern;

•        establishing strategic relationships with other companies;

•        providing equity incentives to our employees, officers or directors; and

•        expanding our business or product lines through the acquisition of other businesses or products.

While the Reverse Stock Split will make additional shares of Common Stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to comply with the Minimum Bid Price Requirement in the event such requirement is not satisfied.

Effect on Employee Plans, RSAs, RSUs and Convertible or Exchangeable Securities.    Our equity incentive plan consists of the Onfolio Holdings Inc.’s 2020 Stock Incentive Plan, as amended (the “Plan”). Pursuant to the terms of the Plan, the Board or a committee thereof, as applicable, will adjust the number of shares of Common Stock available for future grant under the Plan, the number of shares of Common Stock underlying outstanding awards (including RSAs and RSUs), and other terms of outstanding awards issued pursuant to the Plan to equitably reflect the effects of the Reverse Stock Split. Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise or conversion prices, as applicable, and the number of shares of Common Stock issuable upon the exercise or conversion, as applicable, of outstanding convertible or exchangeable securities that may entitle the holders thereof to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such outstanding convertible or exchangeable securities upon exercise or conversion, as applicable, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of Common Stock subject to RSAs and RSUs will be similarly adjusted, subject to our treatment of fractional shares of Common Stock. The number of shares of Common Stock reserved for issuance pursuant to these securities and our Plan will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares of Common Stock.

Effect on Options and Warrants.    Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Listing.    Our shares of Common Stock currently trade on the Nasdaq Capital Market. The Reverse Stock Split will directly affect the listing of our Common Stock on the Nasdaq Capital Market, and we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with the Minimum Bid Price Requirement. Following the Reverse Stock Split, we intend for our Common Stock to continue to be listed on the Nasdaq Capital Market under the symbol “ONFO,” subject to our ability to continue to comply with Nasdaq Rules, although our Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

“Public Company” Status.    Our Common Stock is currently registered under Sections 12(b) and 12(g) of the Exchange Act, and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions.    It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of Common Stock following the Reverse Stock Split. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects.    The Certificate of Incorporation presently authorizes 300,000,000 shares of Common Stock and 5,000,000 shares of “blank check” preferred stock, par value $0.001 per share (the “Preferred Stock”), of which 1,000,000 shares of Preferred Stock has been designated by the Board as Series A Preferred Stock (the “Series A Preferred Stock”). The Reverse Stock Split would not change the number of authorized shares of Common Stock or the par value per share of the Common Stock, although the Reverse Stock Split would decrease the number of issued and outstanding shares of Common Stock. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares of Common Stock remaining available for issuance by us in the future would increase.

Such additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares of Common Stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of Common Stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware law and Nasdaq Rules. If we issue additional shares of Common Stock for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of Common Stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of Common Stock to issued shares of Common Stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Effect on Registered “Book-Entry” Holders of our Common Stock

Holders of Common Stock hold some or all of their Common Stock electronically in book-entry or “street name” form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts. If you hold registered Common Stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

We will not issue fractional shares on an individual level in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares on a participant level because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction on a participant level of a share of Common Stock to round up to the next whole share. In any event, cash will not be paid for fractional shares. For illustration purposes, if a stockholder owns one (1) share of Common Stock in ten (10) separate accounts, and we effect a one-for-250 reverse stock split, that stockholder will receive only one (1) share of stock.

No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes, or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock.    A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of our Common Stock, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partnerships and partners of a partnership holding our Common Stock are urged to consult their tax advisors regarding the U.S. tax consequences of the Reverse Stock Split.

The Company intends for the Reverse Stock Split to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code for U.S. federal income tax purposes, and the remainder of the disclosure assumes it will so qualify. However, the Company has not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding any matters relating to the Reverse Stock Split, and as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a contrary position, in which case the consequences of the Reverse Stock Split could be materially different from those described herein.

Provided that the Reverse Stock Split qualifies as a “reorganization,” and except for adjustments that may result from the treatment of fractional shares of Common Stock as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares of Common Stock for post-Reverse Stock Split shares of Common Stock pursuant to the Reverse Stock Split. The aggregate adjusted basis of the post-Reverse Stock Split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-Reverse Stock Split shares of Common Stock will include the period during which the stockholder held the pre-Reverse Stock Split shares of Common Stock surrendered.

Accounting Consequences

Following the Effective Date, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of Common Stock resulting from the Reverse Stock Split. All shares of Common Stock underlying options, warrants, preferred stock and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

Our transfer agent, VStock Transfer LLC, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of Common Stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of Common Stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of Common Stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, we intend to treat stockholders holding our Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company’s registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of Common Stock that you hold.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and equity awards granted to them under our equity incentive plans.

Vote required

Approval of Proposal 1 requires that the votes cast for the proposal exceed the votes cast against the proposal, provided that a quorum is present, in accordance with Section 242(d)(2) of the DGCL. Abstentions will not be counted as votes cast and will have no effect on the outcome of Proposal 1, although they will be counted for purposes of determining whether a quorum is present. Because the Reverse Stock Splits Proposal is generally considered a routine matter, we do not expect any broker non-votes with respect to Proposal 1.

Voting Recommendation

The Board unanimously recommends a vote “FOR” Proposal 1.

THE BOARD RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLITS PROPOSAL.

PROPOSAL TWO: ADJOURNMENT PROPOSAL
TO APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

General

In addition to the Reverse Stock Splits Proposal, our stockholders are also being asked to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Splits Proposal, if there are insufficient votes at the time of such adjournment to approve and adopt the Reverse Stock Splits Proposal (the “Adjournment Proposal”). If the Adjournment Proposal is approved, the Special Meeting could be successively adjourned to another date. In addition, the Board could postpone the Special Meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their exercise at the adjourned meeting.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.

Vote Required

Approval of Proposal 2 requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter, in accordance with Section 216(2) of the DGCL. Abstentions will have the same effect as votes against Proposal 2 and will also be counted for purposes of determining whether a quorum is present. Because the Adjournment Proposal is generally considered a routine matter, we do not expect any broker non-votes with respect to Proposal 2.

OUR BOARD RECOMMENDS A VOTE “FOR” ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE REVERSE STOCK SPLITS PROPOSAL, IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE AND ADOPT THE REVERSE STOCK SPLITS PROPOSAL.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL

Appendix A

FORM OF CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
ONFOLIO HOLDINGS INC.

Onfolio Holdings Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST: The name of the Corporation is Onfolio Holdings Inc.

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as amended, and any amendments thereto (the “Certificate of Incorporation”), last amended by a certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on [•], 2026.

THIRD: Article Fourth of the Certificate of Incorporation is hereby amended by inserting the following paragraph below the last sentence in Article Fourth of the Certificate of Incorporation:

“Upon the filing of this Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each [____ (___)] shares of Common Stock outstanding immediately prior to the Effective Time (the “2026 Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “[____] 2026 New Common Stock”) based on a ratio (the “[____] 2026 Reverse Split Ratio”) of one share of [___] 2026 New Common Stock for each [____ (___)] shares of 2026 Old Common Stock (the “[___] 2026 Reverse Split”). This [____] 2026 Reverse Split of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article Fourth.

The [____] 2026 Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of [____] 2026 New Common Stock and whether or not certificates representing such holders’ shares prior to the [____] 2026 Reverse Split are surrendered for cancellation. No fractional interest in a share of [___] 2026 New Common Stock shall be deliverable upon the [____] 2026 Reverse Split, all of which shares of [____] 2026 New Common Stock shall be rounded up to the nearest whole number of such shares. All references to “Common Stock” in this Certificate of Incorporation shall be to the [____] 2026 New Common Stock.

The [____] 2026 Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis, except that the [____] 2026 Reverse Split will be effectuated on a certificate-by-certificate basis for shares held by registered holders. For shares held in certificated form, certificates dated as of a date prior to the Effective Time representing outstanding shares of 2026 Old Common Stock shall, after the Effective Time, represent a number of shares of [____] 2026 New Common Stock as is reflected on the face of such certificates for the 2026 Old Common Stock, divided by the [____] 2026 Reverse Split Ratio and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of [____] 2026 New Common Stock outstanding as a result of the [____] 2026 Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the [____] 2026 Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

FOURTH: This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be effective as of 5:00 p.m. Eastern Time on the date written below.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this [•] day of [•], 2026.

ONFOLIO HOLDINGS INC.
By:
Dominic Wells Director and Chief Executive Officer

A-2

VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (ET) on November 4, 2026. CONTROL # SPECIMEN VOTE BY MAIL 1 MAIN STREET ANYWHERE PA 99999-9999 Mark, sign and date your proxy card and return it in the envelope we have provided. ATTEND THE VIRTUAL MEETING If you would like to vote at the meeting, please attend the Special Meeting of Stockholders to be held on November 5, 2026 at 10:00 A.M., Eastern Time via live webcast. Please register for the Virtual Meeting via the following URL, registration will be open until 10:00 A.M. ET on November 4, 2026: http://www.cesonlineservices.com/onfosm2_vm Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. Special Meeting of Stockholders Proxy Card - Onfolio Holdings Inc. DETACH PROXY CARD HERE TO VOTE BY MAIL THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL LISTED PROPOSALS. Proposal 1 - Reverse Stock Splits Proposal: To grant discretionary authority to the Company’s board of directors (the “Board”) to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”) to effect one or more reverse stock splits of all outstanding shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), by a ratio of up to one-for-two hundred fifty (1-for-250), to be determined by the Board in its sole discretion. FOR AGAINST ABSTAIN Proposal 2 - Adjournment Proposal: To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Splits Proposal if there are not sufficient votes at the Special Meeting to approve and adopt the Reverse Stock Splits Proposal. FOR AGAINST ABSTAIN NOTE: To consider and transact such other business as may be properly brought before the Special Meeting and any adjournments thereof. Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address. SPECIMEN * AC:ACCT9999 90.00

Onfolio Holdings Inc. Special Meeting of Stockholders November 5, 2026 10:00 A.M. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at: https://ts.vstocktransfer.com/irhlogin/ONFOLIOHOLDINGSINC DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) Dominic Wells and/or Adam Trainor with the power of substitution and resubstitution to vote any and all shares of capital stock of Onfolio Holdings Inc. (the “Company”) which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Special Meeting of the Company, to be held virtually on November 5, 2026 at 10:00 A.M. Eastern Time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the Notice and Proxy Statement for the Special Meeting (receipt of which is hereby acknowledged). This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be signed on Reverse Side)